Exhibit 99.2

FOR IMMEDIATE RELEASE	September 8, 2026

John Marshall Bancorp, Inc. and Eagle Financial Services, Inc.

Announce Strategic Merger

Uniting Two of Virginia’s Leading Community Banks

RESTON, Va. and BERRYVILLE, Va., September 8, 2026 — John Marshall Bancorp, Inc. (Nasdaq: JMSB) (“John Marshall” or the “Company”), the parent company of John Marshall Bank, and Eagle Financial Services, Inc. (Nasdaq: EFSI) (“EFSI”), the parent company of Bank of Clarke, today jointly announced the signing of a definitive merger agreement that will bring together two of Virginia’s most respected community banking franchises. Under the terms of the agreement, at closing, EFSI will merge with and into John Marshall in an all-stock transaction valued at approximately $253 million, or $46.72 per share of EFSI common stock, based on John Marshall’s closing stock price of $23.36 as of September 4, 2026.

Highlights of the Transaction

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Creates a $4.4 billion, high-performing company — with 23 banking offices forming a single, contiguous franchise from the Shenandoah Valley through Northern Virginia and adjacent Montgomery County, Maryland to the Nation’s Capital

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Brings together a deep, complementary leadership team — proven bankers with decades of combined in-market experience, anchored by leaders who have built their careers in the communities the combined company will serve

•	Delivers more for clients and communities — a broader set of capabilities and deeper local expertise, backed by the resources of a larger bank, while remaining locally driven

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Creates meaningful value for shareholders of both companies — improved profitability and enhanced capital generation, together with greater scale that positions the combined company for continued long-term growth

“Bank of Clarke has spent nearly a century and a half earning the trust of the Shenandoah Valley,” said Chris Bergstrom, President and CEO of John Marshall. “Together we will have the scale to do more for our clients, more for our employees and more for the communities we serve, without giving up the local decision-making that has defined both of our banks.” Brandon Lorey, President and CEO of Eagle Financial Services, added, “At its core, this is about bringing together two organizations that think alike, serve customers the same way, and believe in the future of community banking. By combining our strengths, we’re creating a stronger franchise with greater lending capacity, more opportunities for employees, and the scale to continue investing in our customers and communities for years to come.”

Transaction Details

Under the terms of the definitive merger agreement, which was unanimously approved by the board of directors of John Marshall and unanimously approved by all present directors of the board of directors of EFSI, each share of EFSI common stock will be converted into the right to receive 2.0 shares of John Marshall common stock. Based on John Marshall’s closing stock price of $23.36 as of September 4, 2026, the implied per share consideration is $46.72, representing an aggregate transaction value of approximately $253 million and a premium of approximately 11.5% to EFSI’s closing stock price of $41.90 as of the same date.

Following the closing of the transaction, John Marshall expects to increase its quarterly cash dividend to $0.155 per share, which would result in a quarterly dividend equal to $0.31 per share to EFSI shareholders, equivalent to EFSI’s current quarterly dividend.

Name, Branding and Headquarters

The combined holding company will be John Marshall Bancorp, Inc. and will be headquartered in Reston, Virginia. The banking subsidiary will be headquartered in Berryville, Virginia. The company will continue to trade on the Nasdaq Stock Market under the ticker symbol “JMSB.” Both banking companies will continue to operate under their current brands, with Bank of Clarke as the brand in its legacy Shenandoah Valley markets, preserving a name that has served the community since 1881.

Leadership and Governance

The combined company’s board of directors will consist of 12 directors, 6 from John Marshall and 6 from EFSI. Christopher W. Bergstrom will serve as Executive Chairman of the combined company. Cary C. Nelson will serve as Lead Independent Director of the combined company.

The combined company will be led by a seasoned management team drawing on the strengths of both organizations.

•	Brandon C. Lorey, current President and Chief Executive Officer of EFSI, will serve as Chief Executive Officer and a director of both the combined company and the banking subsidiary

•	Kent D. Carstater, current Chief Financial Officer of John Marshall, will serve as President of the combined company and Chief Operating Officer of the banking subsidiary

•	Joseph T. Zmitrovich, current Chief Banking Officer of EFSI, will serve as Chief Revenue Officer of the combined company and President of the banking subsidiary

Timing and Approvals

The transaction is expected to close early in the first quarter of 2027, subject to satisfaction of customary closing conditions, including receipt of required regulatory approvals and approval by the shareholders of both John Marshall and EFSI. Concurrently with the execution of the merger agreement, the directors and certain executive officers of EFSI have entered into agreements with John Marshall pursuant to which they have committed to vote their shares of EFSI common stock in favor of the merger, and the directors and certain executive officers of John Marshall have entered into agreements with EFSI pursuant to which they have committed to vote their shares of John Marshall common stock in favor of the merger, in each case, subject to customary exceptions and conditions set forth therein.

Advisors

Keefe, Bruyette & Woods, A Stifel Company, served as financial advisor to John Marshall and delivered a fairness opinion to the John Marshall board of directors, and Skadden, Arps, Slate, Meagher & Flom LLP served as legal counsel to John Marshall. Piper Sandler & Co. served as financial advisor to EFSI and delivered a fairness opinion to the EFSI board of directors, and Troutman Pepper Locke LLP served as legal counsel to EFSI.

Investor Presentation

An investor presentation regarding the transaction is available under the “Investor Relations” section of John Marshall’s website at investor.johnmarshallbank.com, EFSI’s website at investors.bankofclarke.bank, and on the SEC’s website at www.sec.gov.

About John Marshall Bancorp, Inc.

John Marshall Bancorp, Inc. (Nasdaq: JMSB) is the parent company of John Marshall Bank, a Virginia state-chartered bank headquartered in Reston, Virginia. John Marshall Bank serves businesses, professional service firms, non-profits and individuals throughout the Washington, D.C. metropolitan area through eight full-service branches located in Alexandria, Arlington, Loudoun, Prince William, Reston, and Tysons, Virginia, as well as Rockville, Maryland, and Washington, D.C. As of June 30, 2026, John Marshall Bancorp had total assets of $2.4 billion, total loans of approximately $2.0 billion and total deposits of approximately $2.0 billion.

About Eagle Financial Services, Inc.

Eagle Financial Services, Inc. (Nasdaq: EFSI) is the parent company of Bank of Clarke, a Virginia state-chartered bank established in 1881 and headquartered in Berryville, Virginia. Bank of Clarke serves customers from the Shenandoah Valley to Northern Virginia through 14 full-service branches, a drive-through facility and a loan production office in Rockville, Maryland, and offers community banking, wealth management, and mortgage and SBA banking services. As of June 30, 2026, Eagle Financial Services had total assets of $1.8 billion, total deposits of $1.6 billion and gross loans of $1.5 billion, and its wealth management business had approximately $599 million in assets under management.

Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on certain assumptions and describe future plans, strategies and expectations of John Marshall, EFSI, the combined company or otherwise relating to the proposed transaction. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain.

Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward-looking statements as a result of a variety of factors, many of which are beyond the control of John Marshall, EFSI and the combined company. Caution should be exercised against placing undue reliance on forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to, the following: the occurrence of any event, change or other circumstances that could give rise to the right of John Marshall or EFSI to terminate the definitive agreement; the outcome of any legal proceedings or governmental inquiries or actions that may be instituted against John Marshall, EFSI or the combined company; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals or consents are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of John Marshall and EFSI to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; any changes of, including the risk that any announcements relating to the proposed transaction could have adverse effects on, the market price of the common stock of John Marshall or EFSI; the possibility that the anticipated benefits or synergies of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where John Marshall and EFSI do business, and such integration may be more difficult, time-consuming or costly than expected and may result in unexpected liabilities or operational disruptions; certain restrictions during the pendency of the proposed transaction that may impact John Marshall’s and EFSI’s ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of John Marshall management’s or EFSI management’s attention from ongoing business operations and opportunities; revenues following the proposed transaction may be lower than expected; the concentration of John Marshall’s business in the Washington, D.C. metropolitan area and the effect of changes in the economic, political and environmental conditions on this market, including shutdowns and potential reductions in spending by the United States government, and related reductions in the federal workforce; adequacy of allowance for loan credit losses, allowance for unfunded commitments credit losses, and allowance for credit losses associated with John Marshall’s held-to-maturity and available-for-sale securities portfolios; deterioration of John Marshall’s or EFSI’s asset quality; future performance of John Marshall’s or EFSI’s loan portfolio with respect to recently originated loans; the level of prepayments on loans and mortgage-backed securities; liquidity, market volatility, interest rate and operational risks; changes in the financial condition or results of operations that reduce capital of John Marshall, EFSI or the combined company; the ability of John Marshall, EFSI or the combined company to maintain existing deposit relationships or attract new deposit relationships; changes in consumer spending, borrowing, investment, repayment and savings habits; inflation, recession and changes in interest rates; changes in the monetary and fiscal policies of the United States government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; risks related to new lines of business, products, product enhancements or services; increased competition with other financial institutions and fintech companies; adverse changes in the securities markets; the dilution caused by John Marshall’s issuance of additional shares of its capital stock in connection with the proposed transaction; changes in the financial condition or future prospects of issuers of securities that we own; John Marshall’s and EFSI’s ability to maintain an effective risk management framework; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory structure and in regulatory fees and capital requirements; compliance with legislative or regulatory requirements; results of examination of John Marshall, EFSI or the combined company by regulators, including the possibility of requirements to increase allowance for credit losses or to write-down assets or take similar actions; potential claims, damages, and fines related to litigation or government actions; the effectiveness of John Marshall’s or EFSI’s internal controls over financial reporting and their ability to remediate any future material weakness in internal controls over financial reporting; geopolitical conditions, including trade restrictions and tariffs, and acts or threats of terrorism and/or military conflicts, or actions taken by the U.S. or other governments in response to trade restrictions and tariffs, and acts or threats of terrorism and/or military conflicts, negatively impacting business and economic conditions in the U.S. and abroad; the effects of weather-related or natural disasters, which may negatively affect the operations and/or loan portfolio and increase cost of conducting business of John Marshall or EFSI; public health events (such as the COVID-19 pandemic) and governmental and societal responses thereto; technological risks and developments, data privacy and security risks, and cyber threats, attacks, or events; changes in accounting policies and practices; the ability of John Marshall, EFSI or the combined company to successfully capitalize on growth opportunities; the ability of John Marshall, EFSI or the combined company to retain or hire key employees or to maintain relationships with customers, suppliers or other business partners, including in connection with the announcement, pendency or completion of the proposed transaction; risks related to the potential impact of general economic, political and market conditions, either nationally or in the relevant market area, including higher unemployment and lower real estate values; implications of John Marshall’s status as a smaller reporting company and as an emerging growth company; and other factors discussed in John Marshall’s and EFSI’s reports (such as Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Forward-looking statements speak only as of the date they are made and are based on information available at that time; and neither John Marshall or EFSI undertakes, and each of them specifically disclaims, any obligation or duty to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or otherwise update such forward-looking statements, whether written or oral, except as required by applicable securities laws. The foregoing list of factors is not exhaustive, and other factors that may affect actual results or future events may emerge from time to time. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Additional Information About the Merger and Where to Find It

In connection with the proposed transaction, John Marshall will file a registration statement on Form S-4 with the SEC to register the shares of John Marshall common stock to be issued in connection with the proposed transaction. The registration statement will include a joint proxy statement of John Marshall and EFSI, which also constitutes a prospectus of John Marshall. When final, a definitive copy of the joint proxy statement/prospectus will be mailed or otherwise delivered to shareholders of John Marshall and shareholders of EFSI in connection with the solicitation of certain approvals related to the proposed transaction. Each of John Marshall and EFSI may file with the SEC other relevant documents concerning the proposed transaction.

INVESTORS AND SHAREHOLDERS OF JOHN MARSHALL AND EFSI AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JOHN MARSHALL, EFSI AND THE PROPOSED TRANSACTION.

Investors and shareholders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about John Marshall and EFSI, without charge, at the SEC’s website, www.sec.gov, when they are filed. Copies of documents filed with the SEC by John Marshall will be made available free of charge in the “Investor Relations” section of John Marshall’s website, investor.johnmarshallbank.com, or can be obtained by requesting by mail at John Marshall Bancorp, Inc., 1943 Isaac Newton Square East, Suite 100, Reston, Virginia 20190, Attention: Corporate Secretary. Copies of documents filed with the SEC by EFSI will be made available free of charge in the “Investor Relations” section of EFSI’s website, investors.bankofclarke.bank, or can be obtained by requesting by mail at Eagle Financial Services, Inc., 2 East Main St, P.O. Box 391, Berryville, Virginia 22611, Attention: Secretary. The information on John Marshall’s or EFSI’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

John Marshall, EFSI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of John Marshall and shareholders of EFSI in respect of the proposed transaction under the rules of the SEC. Information regarding John Marshall’s directors and executive officers is available in its definitive proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on April 29, 2026, and certain other documents filed by John Marshall with the SEC. Information regarding EFSI’s directors and executive officers is available in its definitive proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on April 8, 2026, and certain other documents filed by EFSI with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Investors should read these documents carefully when they become available before making any voting or investment decisions. Free copies of these documents, when available, may be obtained as described in the preceding section.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

John Marshall Bancorp, Inc. Christopher W. Bergstrom President and Chief Executive Officer (703) 584-0840	Eagle Financial Services, Inc. Brandon C. Lorey President and Chief Executive Officer (540) 955-5227